Exhibit 99.2

First Quarter 2019 Earnings Presentation May 9, 2019

Forward Looking Statements This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenue, Adjusted EBITDA, costs (including cost savings), expenditures (including capital expenditures), interest expense, free cash flow, earnings per share, run-rates and growth rates), our planned divestitures, currency rates and financial results, and all statements we make related to the impact from the implementation of ASC 842, are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2019, 10-Q filed on May 9, 2019, and other filings made with the SEC. These forward-looking statements speak only as of the time of this presentation and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Market and Industry Data” in Laureate’s filings with the SEC.

Presentation of Non-GAAP Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this press release, Laureate provides the non-GAAP measurements of Adjusted EBITDA and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debts. Laureate’s calculations of Adjusted EBITDA and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Reconciliations of non-GAAP measures to the relevant GAAP measures are provided in the appendix to this presentation in the financial tables and our SEC filings. We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation.

SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding Amounts presented for enrollments, Revenue and Adjusted EBITDA are for continuing operations only

Summary - Highlights Strong Q1 Intake Brazil DL and the Andean region Q1 Financial Results ahead of guidance Full Year Guidance reaffirmed Continued Progress on our Portfolio Simplification Top rankings & recognitions .. Continued focus on quality and outcomes Strong Q1 Results

Q1 2019 PERFORMANCE RESULTS

Q1 ’19 Variance Notes ($ in millions) (Enrollments in thousands) Results Vs. Q1 ‘18 New Enrollment 238K 8% Driven by Andean & Brazil DL New Enrollment – Organic(1) 8% Total Enrollment 922K 3% Total Enrollment – Organic(1) 3% Revenue $622 (2%) Revenue – Organic/CC(2) 4% Driven by Andean, Brazil & Mexico Adj. EBITDA ($22) 27% Q1 largely out of session for S. Hemisphere Adj. EBITDA – Organic/CC(2) 10% Driven by Andean & Online Adj. EBITDA margin (3.5%) 122 bps Adj. EBITDA margin – Organic/CC(2) 61 bps Organic results exclude period-over-period impacts from acquisitions and divestitures Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. 2019 First Quarter – Financial Summary All Key Metrics On Track With Expectations

+8% New Enrollment Growth in Q1 New Enrollment (NE) Total Enrollment (TE) Notes (Enrollments in thousands) Q1 ’19 Organic Vs. Q1 ’18 Q1 ‘19 Organic Vs. Q1 ’18 Brazil 97 12% 298 2% Strong growth in Distance Learning NE Growth DL: 76%, F2F: 2% TE Growth DL: 54%, F2F: (3%) Mexico 29 1% 196 (2%) The large intake cycle for Mexico occurs in second half of the year Andean 99 8% 346 6% Peru NE up 10%; Chile NE up 6% Rest of World 6 6% 21 12% Primarily Australia Online & Partnerships 8 (10%) 61 (3%) Decline driven by teach out of international partnerships Walden Domestic NE +2% Laureate Total 238 8% 922 3% 2019 First Quarter – Enrollment Dynamics by Segment

Revenue Adj. EBITDA Notes ($ millions) Q1 ‘19 Organic/CC Vs. Q1 ’18 (1) Q1 ‘19 Organic/CC Vs. Q1 ’18 (1) Brazil 110 4% (31) (34%) Flat net pricing year-over-year Mexico 157 3% 26 (8%) Andean 139 11% (33) 9% Driven by strong enrollments and pricing Rest of World 54 10% 5 37% Online & Partnerships 162 (4%) 49 8% Cost controls, and benefitting from wind down of international online Corp. & Elimin. 0 n.m. (37) 14% Improved cost efficiencies Laureate Total 622 4% (22) 10% Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Revenue and Adjusted EBITDA ahead of Guidance 2019 First Quarter – Revenue, EBITDA Dynamics by Segment

2019 First Quarter – Free Cash Flow (FCF) $60M+ Improvement in FCF Generation FX Capex 2018 Q1 14 12 Net Cash Interest 20 Cash Taxes 20 Operations (2) 2019 Q1 ($ in millions) ($18M) one-time impact in Q1 ‘18 Incl. $10M working capital benefit from timing of sale of St. Augustine NOTE: Free Cash Flow (FCF) defined as operating cash flow less capital expenditures; variances shown are FX constant at 2018 first quarter FX rates Excluding impact from assets sold Excludes $12M interest payment made in Q1 2019 on Term Loan LIBOR contract related to interest accrued from Q4 2018; reclassed to operations column 1 2 (55) 9

2019 Outlook

2019 Full Year Guidance - Update Based on actual FX rates for January-April 2019, and current spot FX rates (local currency per US dollar) of MXN 18.94, BRL 3.93, CLP 673.00, PEN 3.32, EUR 0.90 and AUD 1.42 for May - December 2019. FX impact may change based on fluctuations in currency rates in future periods. Initial Sale of Adjusted ($ in millions) (Enrollments in thousands) Guidance UniNorte (Brazil) Guidance 1 Total Enrollments ~ 890K (25K) ~ 865K Revenue $3,350 - $3,385 ($20) $3,330 - $3,365 Adjusted EBITDA $645 - $655 ($5) $640 - $650 Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Full Year Guidance adjusted for Sale of UniNorte

Q2 2019 Guidance - Details Note: An outlook for 2019 net income and reconciliation of the forward-looking 2019 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. (USD millions, except enrollments in thousands) Revenues Adj. EBITDA Q2 2018 Results $1,017 $304 Organic Growth $17 - $27 ($5) - $5 Growth % 2% - 3% (2%) - 2% Q2 2019 FXN Guidance excl. Lease Acct Impact $1,034 - $1,044 $299 - $309 Lease Accounting Impact (ASC-842) ($3) 2019 FXN Guidance $1,034 - $1,044 $296 - $306 FX Impact (spot FX) (1) ($44) ($16) Q2 2019 Guidance (@ spot FX) (1) $990 - $1,000 $280 - $290 Based on current spot FX rates (local currency per US dollar) of MXN 18.94, BRL 3.93, CLP 673.00, PEN 3.32, EUR 0.90 and AUD 1.42 for May - June 2019. FX impact may change based on fluctuations in currency rates in future periods.

Appendix

Q1 ’19 B / (W) Vs. Q1 ’18 Notes ($ in millions) Reported $ % Adjusted EBITDA (22) 8 27% Depreciation & Amort. (48) 9 16% Interest Expense, net (51) 9 15% Lower debt levels Other (25) 17 40% Income Tax 35 12 n.m. Income/(Loss) From Continuing Operations (110) 55 n.m. Discontinued Operations (Net of Tax) 57 38 n.m. Net Gain/(Loss) on Sale of Disc. Ops. 248 (70) n.m. Sale of Cyprus, Italy & China Q1 ’18; sale of St. Augustine & Thailand in Q1 ’19 Net Income / (Loss) 194 23 n.m. 2019 First Quarter – Net Income Reconciliation Continued Improvement in Net Income From Continuing Operations

Q1 and Q3 are peak intake quarters, but seasonally weak earnings quarters as institutions are largely out of session during the summer season Q1 represents the large intake for our Southern Hemisphere institutions (Brazil, Andean & Rest of World) Q3 represents the large intake for our Northern Hemisphere institutions (Mexico and Online & Partnerships) Seasonality: Main Enrollment Intakes

Large intake cycles at end of Q1 (Southern Hemisphere) and end of Q3 (Northern Hemisphere) drive seasonality of earnings (Q2 and Q4 are our strongest earnings quarters) Revenue Seasonality Adj. EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Intake cycles Q1 Southern Hemisphere Q3 Northern Hemisphere Academic calendar FX trends Intra-Year Seasonality Trends

Financial Results & Tables

Financial Tables Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended March 31, For the three months ended March 31, IN MILLIONS 2019 2019 2018 2018 Change Change Revenues $ 621.8 $ 632.2 $ (10.4) Costs and expenses: Direct costs 652.4 677.5 (25.1) General and administrative expenses 53.9 47.3 6.6 Operating loss (84.5) (92.6) 8.1 Interest income 3.6 3.3 0.3 Interest expense (54.7) (63.3) 8.6 Loss on debt extinguishment (10.6) (7.5) (3.1) Gain (loss) on derivatives 5.2 (19.3) 24.5 Other income, net 0.4 2.6 (2.2) Foreign currency exchange loss, net (4.7) (11.8) 7.1 Loss from continuing operations before income taxes (145.4) (188.7) 43.3 Income tax benefit 35.1 23.1 12.0 Loss from continuing operations (110.3) (165.6) 55.3 Income from discontinued operations, net of tax 56.6 18.9 37.7 Gain on sales of discontinued operations, net of tax 248.0 318.3 (70.3) Net income 194.3 171.5 22.8 Net income attributable to noncontrolling interests (3.0) (2.7) (0.3) Net income attributable to Laureate Education, Inc. $ 191.2 $ 168.9 $ 22.3 Accretion of other redeemable noncontrolling interests and equity and Series A convertible redeemable preferred stock $ 0.3 $ (57.4) $ 57.7 Net income available to common stockholders $ 191.5 $ 111.5 $ 80.0 Basic and diluted earnings per share: Basic and diluted weighted average shares outstanding 224.7 187.8 36.9 Basic and diluted earnings per share $ 0.85 $ 0.59 $ 0.26

Financial Tables

Revenue and Adjusted EBITDA by segment

IN MILLIONS

For the three months ended March 31,	2019	2018	% Change: Reported	% Change: Organic Constant Currency[1]	$ Variance Components: Total	$ Variance Components: Organic Constant Currency	$ Variance Components: Other	$ Variance Components: Acq/Div.	$ Variance Components: FX
Revenues									
Brazil	$ 110.0	$ 122.8	(10)%	4%	$ (12.8)	$ 4.9	$ —	$ —	$ (17.7)
Mexico	156.5	155.9	—%	3%	0.6	4.7	—	—	(4.1)
Andean	138.9	135.1	3%	11%	3.8	14.2	—	—	(10.4)
Rest of World	54.2	52.3	4%	10%	1.9	5.2	—	—	(3.3)
Online & Partnerships	161.8	168.0	(4)%	(4)%	(6.2)	(6.2)	—	—	—
Corporate & Eliminations	0.5	(1.8)	128%	128%	2.3	2.3	—	—	—
Total Revenues	$ 621.8	$ 632.2	(2)%	4%	$ (10.4)	$ 25.1	$ —	$ —	$ (35.5)
Adjusted EBITDA									
Brazil	$ (30.7)	$ (26.0)	(18)%	(34)%	(4.7)	$ (8.8)	$ (0.7)	$ —	$ 4.8
Mexico	25.8	30.4	(15)%	(8)%	(4.6)	(2.3)	(1.3)	—	(1.0)
Andean	(33.2)	(39.4)	16%	9%	6.2	3.4	—	—	2.8
Rest of World	4.5	3.0	50%	37%	1.5	1.1	—	—	0.4
Online & Partnerships	48.6	45.0	8%	8%	3.6	3.6	—	—	—
Corporate & Eliminations	(36.6)	(42.6)	14%	14%	6.0	6.0	—	—	—
Total Adjusted EBITDA	$ (21.6)	$ (29.7)	27%	10%	$ 8.1	$ 3.1	$ (2.0)	$ —	$ 7.0

[1] Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" % changes are calculated by dividing the Organic Constant Currency amounts by the 2018 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

© 2019 Laureate Education, Inc. 20

Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Consolidated Balance Sheets IN MILLIONS March 31, 2019 March 31, 2019 December 31, 2018 December 31, 2018 Change Change Assets Cash and cash equivalents $ 278.8 $ 388.5 $ (109.7) Receivables (current), net 454.7 249.3 205.4 Other current assets 358.4 273.0 85.4 Current assets held for sale 308.7 306.4 2.3 Property and equipment, net 1,237.6 1,278.9 (41.3) Operating lease right-of-use assets, net 952.9 — 952.9 Goodwill and other intangible assets 2,875.0 2,858.8 16.2 Other long-term assets 406.3 383.3 23.0 Long-term assets held for sale 961.2 1,031.5 (70.3) Total assets $ 7,833.5 $ 6,769.6 $ 1,063.9 Liabilities and stockholders' equity Accounts payable and accrued expenses $ 455.2 $ 491.2 $ (36.0) Deferred revenue and student deposits 556.4 193.2 363.2 Total operating leases, including current portion 969.1 — 969.1 Total long-term debt, including current portion 2,241.6 2,695.5 (453.9) Total due to shareholders of acquired companies, including current portion 46.3 45.4 0.9 Other liabilities 533.4 616.3 (82.9) Current and long-term liabilities held for sale 689.7 662.7 27.0 Total liabilities 5,491.7 4,704.3 787.4 Redeemable noncontrolling interests and equity 13.9 14.4 (0.5) Total stockholders' equity 2,327.9 2,050.9 277.0 Total liabilities and stockholders' equity $ 7,833.5 $ 6,769.6 $ 1,063.9

Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Consolidated Statements of Cash Flows For the three months ended March 31, For the three months ended March 31, IN MILLIONS 2019 2019 2018 2018 Change Change Cash flows from operating activities Net income $ 194.3 $ 171.5 $ 22.8 Depreciation and amortization 47.6 67.8 (20.2) Amortization of operating lease right-of-use assets 33.4 — 33.4 Gain on sales of subsidiaries and disposal of property and equipment, net (246.8) (297.5) 50.7 (Gain) loss on derivative instruments (5.3) 19.1 (24.4) Payments for settlement of derivative contracts (8.2) — (8.2) Loss on debt extinguishment 10.6 7.5 3.1 Unrealized foreign currency exchange loss 5.5 1.1 4.4 Income tax receivable/payable, net (45.0) (14.8) (30.2) Working capital, excluding tax accounts 12.2 39.9 (27.7) Other non-cash adjustments 46.8 (1.7) 48.5 Net cash provided by (used in) operating activities 45.0 (7.1) 52.1 Cash flows from investing activities Purchase of property and equipment (32.3) (44.2) 11.9 Expenditures for deferred costs (3.5) (3.4) (0.1) Receipts from sales of discontinued operations and property and equipment, net of cash sold 331.0 359.5 (28.5) Settlement of derivatives related to sale of discontinued operations — (10.0) 10.0 Investing other, net (1.1) 0.8 (1.9) Net cash provided by investing activities 294.1 302.7 (8.6) Cash flows from financing activities Decrease in long-term debt, net (442.0) (353.2) (88.8) Payments of deferred purchase price for acquisitions (0.4) (5.5) 5.1 Payment of dividends on Series A Preferred Stock — (9.7) 9.7 Payments of debt issuance costs and redemption premiums (5.2) (0.1) (5.1) Financing other, net (2.0) (0.3) (1.7) Net cash used in financing activities (449.6) (369.0) (80.6) Effects of exchange rate changes on Cash and cash equivalents and Restricted cash 2.0 22.2 (20.2) Change in cash included in current assets held for sale 1.1 (0.1) 1.2 Net change in Cash and cash equivalents and Restricted cash (107.4) (51.3) (56.1) Cash and cash equivalents and Restricted cash at beginning of period 589.8 532.8 57.0 Cash and cash equivalents and Restricted cash at end of period $ 482.4 $ 481.4 $ 1.0

Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Non-GAAP Reconciliation (1 of 2) IN MILLIONS 2019 2019 2018 2018 Change Change Loss from continuing operations $ (110.3) $ (165.6) $ 55.3 Plus: Income tax benefit (35.1) (23.1) (12.0) Loss from continuing operations before income taxes (145.4) (188.7) 43.3 Plus: Foreign currency exchange loss, net 4.7 11.8 (7.1) Other income, net (0.4) (2.6) 2.2 (Gain) loss on derivatives (5.2) 19.3 (24.5) Loss on debt extinguishment 10.6 7.5 3.1 Interest expense 54.7 63.3 (8.6) Interest income (3.6) (3.3) (0.3) Operating loss (84.5) (92.6) 8.1 Plus: Depreciation and amortization 47.6 57.0 (9.4) EBITDA (36.9) (35.6) (1.3) Plus: Share-based compensation expense (2) 3.0 (4.1) 7.1 EiP implementation expenses (3) 12.3 10.1 2.2 Adjusted EBITDA $ (21.6) $ (29.7) $ 8.1 (2) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (3) EiP implementation expenses are related to our enterprise-wide initiative to optimize and standardize our processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. The first wave of EiP included the establishment of regional SSOs around the world, as well as improvements to our system of internal controls over financial reporting. Given the success of the first wave of EiP, we expanded the initiative into other back- and mid-office areas, as well as certain student-facing activities, in order to generate additional efficiencies and create a more efficient organizational structure. EiP also includes certain non-recurring costs incurred in connection with the planned and completed dispositions. The following table reconciles loss from continuing operations to Adjusted EBITDA for the three months ended March 31, 2019 and 2018:

Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Non-GAAP Reconciliation (2 of 2) The following table reconciles operating cash flow to Free Cash Flow for the three months ended March 31, 2019 and 2018: IN MILLIONS 2019 2019 2018 2018 Change Change Net cash provided by (used in) operating activities $ 45.0 $ (7.1) $ 52.1 Capital expenditures: Purchase of property and equipment (32.3) (44.2) 11.9 Expenditures for deferred costs (3.5) (3.4) (0.1) Free Cash Flow $ 9.2 $ (54.7) $ 63.9

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